UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	136400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York		10178-0599
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On November 8, 2018, the Federal Home Loan Bank of New York (“FHLBNY”) announced that:

1.
Mr. Kevin Cummings, Chairman and CEO, Investors Bank, Short Hills, NJ, and Mr. Christopher Martin, Chairman, President and CEO, Provident Bank, Iselin, NJ were re-elected by the FHLBNY’s eligible New Jersey members on November 5, 2018 to serve as Member Directors on the FHLBNY’s Board of Directors ("Board") representing FHLBNY members in New Jersey for terms of four years each commencing on January 1, 2019;

2.
Mr. David J. Nasca, President and CEO, Evans Bank, National Association, Hamburg, NY, was re-elected by the FHLBNY’s eligible New York members on November 5, 2018 to serve as a Member Director on the FHLBNY’s Board of Directors representing FHLBNY members in New York for a term of four years commencing on January 1, 2019; and

3.
Eligible members throughout the FHLBNY’s membership district (New Jersey, New York and Puerto Rico & the U.S. Virgin Islands) on November 5, 2018 elected Mr. David R. Huber, Senior Vice President and CFO, Horizon Blue Cross Blue Shield of New Jersey, Newark, NJ, and re-elected Mr. Richard S. Mroz, Managing Director, Resolute Strategies, LLC, Haddonfield, NJ, to serve as Independent Directors on the Board commencing on January 1, 2019 for terms of four years each (Mr. Cummings, Mr. Huber, Mr. Martin, Mr. Mroz and Mr. Nasca, collectively, the "Elected Directors").

A copy of a report being sent to FHLBNY stockholders providing detailed information about this matter, including biographical information about the Elected Directors, is attached as Exhibit 99.1.

The election of the Elected Directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency ("FHFA"), the regulator of the Federal Home Loan Banks. As of the time of this filing, none of the Elected Directors has been named to serve on any committee of the Board for 2019; further, whether the Elected Directors are expected to be named to serve on any committee of the Board for 2019 has not yet been determined. (Mr. Cummings, Mr. Martin, Mr. Mroz and Mr. Nasca currently serve on the Board; their terms expire on December 31, 2018. Mr. Cummings currently serves on the Board’s Audit, Compensation and Human Resources, and Corporate Governance and External Affairs Committees. Mr. Martin currently serves on the Board’s Audit, Compensation and Human Resources, and Corporate Governance and External Affairs Committees. Mr. Mroz currently serves on the Board’s Executive, Housing, and Technology Committees. Mr. Nasca currently serves on the Board’s Compensation and Human Resources, Risk, and Technology Committees.)

Compensation of the Elected Directors (and of all other Directors) will be in accordance with a 2019 Director Compensation Plan ("Compensation Plan") which was approved by the Board on September 20, 2018 and which then received no objection from the FHLBNY’s regulator. With respect to Director fee opportunities: (i) the maximum fee opportunity for 2019 for the Chair of the Board will be $133,000; (ii) the maximum fee opportunity for 2019 for the Vice Chair of the Board will be $118,000; (iii) the maximum fee opportunity for 2019 for a Director serving as a Board Committee Chair will be $112,500, except for the Audit Committee Chair, for whom the maximum fee opportunity shall be $116,000; however, any Director serving as a Board Committee Chair will not receive any additional fee opportunity if he or she serves as Chair of more than one Committee, and, in addition, the Board Chair and Board Vice Chair will not receive any additional fee opportunity for serving as a Chair of one or more Committees; and (iv) the maximum fee opportunity for 2019 for Directors other than the Chair, the Vice Chair, and the Committee Chairs will be $102,500. A copy of the Compensation Plan can be found in the FHLBNY’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 filed with the U.S. Securities and Exchange Commission.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Elected Directors discussed in Item 5.02 of this Current Report on Form 8-K were not elected during the course of any annual or special meeting of the FHLBNY’s security holders, or as the result of a proxy solicitation. They were elected, in accordance with FHFA regulations, by direct vote of the FHLBNY’s eligible security holders. For each open seat, eligible security holders were given the opportunity to cast their votes in favor of a candidate running for the open seat. Security holders did not have the option to cast a vote against a particular candidate, or to cast an ‘abstaining’ vote.

With regard to the election held to fill the two open Member Directorships representing New Jersey members, 111 FHLBNY members in New Jersey were eligible to vote. Of this number, 68 members voted, representing 61.26% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open New Jersey Member Directorships was 2,804,057. Mr. Cummings received 1,915,726 votes and Mr. Martin received 1,850,708 votes.

In addition to Messrs. Cummings and Martin, Mr. Ernest D. Huggard, CEO and President of South Jersey Federal Credit Union, Deptford, NJ, was on the ballot; he received 133,342 votes.

With regard to the election held to fill the one open Member Directorship representing New York members, 212 FHLBNY members in New York were eligible to vote. Of this number, 110 members voted, representing 51.89% of total eligible voting participants. The total number of eligible votes that could be cast for the one open New York State Member Directorship was 10,535,266. Mr. Nasca received 3,311,771 votes.

In addition to Mr. Nasca, these candidates were on the ballot: Mr. Michael J. Ciriello, President and CEO of Hudson Heritage Federal Credit Union, Middletown, NY, who received 650,478 votes; and Mr. John M. Tolomer, President and CEO of The Westchester Bank, White Plains, NY, who received 1,248,885 votes.

With regard to the election held to fill the two open Independent Director seats, 330 FHLBNY members were eligible to vote. Of this number, 182 members voted, representing 55.15% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open Independent Directorships was 13,783,650. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes, and this threshold was passed by both candidates:

●
Mr. Huber received 6,765,476 votes, representing 49.08% of the total number of eligible votes.

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Mr.  Mroz received 6,513,479 votes, representing 47.26% of the total number of eligible votes.

Item 8.01 Other Events.

On November 8, 2018, the FHLBNY issued a 2018 Director Election Report to FHLBNY security holders announcing New Jersey and New York Member Director and districtwide Independent Director election results. A copy of the Report is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	2018 Director Election Report to FHLBNY security holders announcing New Jersey and New York Member Director and districtwide Independent Director election results, dated November 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: November 8, 2018	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer